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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)  January 26, 1999
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                        MARTIN MARIETTA MATERIALS, INC.
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             (Exact name of registrant as specified in its charter)



       North Carolina               1-12744                      56-1848578
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(State or other jurisdiction      (Commission                  (IRS Employer
       of incorporation)          File Number)              Identification No.)



             2710 Wycliff Road, Raleigh, North Carolina 27607-3033
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                    (Address of principal executive offices)



Registrant's telephone number, including area code (919) 781-4550
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

         On January 26, 1999, the Company disseminated the press release attached as Exhibit 99.1 hereto, which exhibit is hereby incorporated by reference as the Company's response to this Item 5.

ITEM 7. EXHIBITS

         Exhibit 99.1    Press Release dated January 26, 1999




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                        MARTIN MARIETTA MATERIALS, INC.
                                        (Registrant)



Date:  February 2, 1999                 By: /s/  Bruce A. Deerson
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                                            Vice President and General Counsel


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                                  EXHIBIT INDEX


99.1           Press Release dated January 26, 1999